UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 19, 2004

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        0-28238                54-1521616

(State or other jurisdiction of   (Commission file number)   (IRS Employer
incorporation or organization)                               Identification No.)

             21351 Ridgetop Circle, Suite 300, Dulles, Virginia 20166
             --------------------------------------------------------
                (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (703) 654-6091

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          (Former name or former address, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

        On May 18, 2004, Mr. Walter Ludwig resigned as a director and president of the life sciences division of Guardian Technologies International, Inc., to pursue opportunities in the public and political sector. Attached hereto as
Exhibit 99.1 and incorporated herein by reference thereto is a press release dated May 19, 2004.


Item 7.  Financial Statements and Exhibits

      (c)   Exhibits.

99.1 Press Release, dated May 19 2004, issued by Guardian Technologies International, Inc.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GUARDIAN TECHNOLOGIES
                                       INTERNATIONAL, INC.

Date: May 25, 2004                     By: /s/ Michael W. Trudnak
                                           -------------------------------------
                                           Michael W. Trudnak, CEO

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